SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

28. SUBSEQUENT EVENTS

Investment in a subsidiary

In January 2012, the Group entered into an agreement to subscribe 60% equity interest of Shenzhen Tengzhengxinbao Technology Co., Ltd. (the “Tengzhengxinbao”) in cash of $1,907 which was paid in February 2012. Tengzhengxinbao became a subsidiary which will provide services to insurance companies.

Payment for the acquisition of Shanghai Kangshi

In January 2012, the Group paid a consideration of $1,335 in cash relating to the acquisition of Shanghai Kangshi.

Payment for the acquisition of Adventier

In March 2012, the Group paid a consideration of $2,343 in cash relating to the acquisition of Adventier.

Transfer of equity of a joint venture

In January 2012, the Group transferred 9.8% of its equity interest in Chengdu-Medical to an unrelated Chengdu company, for an exchange of certain intellectual property rights relating to cloud computing. The copyrights of the intellectual property were transferred to the Group in March 2012.

Agreement to acquire business from Nanjing Jiangchen Science & Technology Co., Ltd. (“Jiangchen”)

In April 2012, the Group acquired the business of Jiangchen to broaden industry coverage by adding power distribution to its existing electric power generation IT services business. Total consideration of the acquisition will be determined based on the Jiangchen’s profit before tax for the years ended March 31, 2013 and 2014. The total consideration is capped at $3,970 and will be paid in cash and in installments.

Additional capital injection into a subsidiary, Guodian

In April 2012, the Group injected additional capital of $3,176 into a subsidiary, Guodian. The Group’s share of interest in Guodian increased from 60% to 86.7% accordingly. Guodian will use the additional capital to expand its business.